Exhibit 99.1

TRUMP ENTERTAINMENT RESORTS, INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

On May 24, 2011, Trump Entertainment Resorts, Inc. (the “Company”) and its subsidiary, Trump Marina Associates, LLC, consummated the previously announced sale of the Trump Marina Hotel and Casino (the "Property") pursuant to the Asset Purchase Agreement dated as of February 11, 2011 (the “Asset Purchase Agreement”) with Golden Nugget Atlantic City, LLC (“Golden Nugget AC”) and its affiliate Landry’s Restaurants, Inc. (“Landry’s”).  The cash proceeds of the sale were $37.3 million, after giving effect to certain adjustments as of the closing date as set forth in the Asset Purchase Agreement and before transaction expenses.  The proceeds are subject to certain post–closing adjustments, including adjustments based on working capital balances as of the closing of the sale, as set forth in the Asset Purchase Agreement.

The following historical financial information of the Company has been derived from the historical audited and unaudited consolidated financial statements of the Company included in its Annual Report on Form 10–K for the fiscal year ended December 31, 2010 and its Quarterly Report on Form 10–Q for the quarterly period ended March 31, 2011. The unaudited pro forma condensed consolidated balance sheet was prepared as if the disposition of the Property occurred on March 31, 2011. The unaudited pro forma condensed consolidated statements of operations for the three months ended March 31, 2011, the period from July 16, 2010 through December 31, 2010, the period from January 1, 2010 through July 15, 2010 and the fiscal years ended December 31, 2009 and 2008 were prepared as if the disposition of the Property occurred at the beginning of each respective period.  The unaudited pro forma condensed consolidated financial statements are based upon available information and assumptions that the Company believes are reasonable.

The unaudited pro forma condensed consolidated financial information presented does not purport to represent what the financial position or results of operations of the Company would have been had the transaction occurred on the dates noted above, or to project the results of operations or financial position of the Company for any future periods.  In the opinion of management, all necessary adjustments to the unaudited pro forma financial information have been made.

The unaudited pro forma consolidated financial information should be read in conjunction with Management’s Discussion and Analysis of Financial Condition and Results of Operations and the historical financial statements and related notes thereto of the Company included in its Annual Report on Form 10–K for the fiscal year ended December 31, 2010 and its Quarterly Report on Form 10–Q for the quarterly period ended March 31, 2011.

TRUMP ENTERTAINMENT RESORTS, INC. UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET (dollars in thousands, except share and per share data)

	Reorganized Company
	Historical March 31, 2011	Pro Forma Adjustments		Pro Forma March 31,2011
ASSETS
Current assets
Cash and cash equivalents	$57,489	$6,594	(a)	$64,083
Accounts receivable, net	21,299	–		21,299
Prepaid expenses and other current assets	21,733	–		21,733
Assets held for sale	39,607	(39,607)	(b)	–
Total current assets	140,128	(33,013)		107,115

Net property and equipment	426,148	–		426,148

Other assets
Restricted cash	22,301	28,000	(c )	50,301
Casino Reinvestment Development Authority investments, net	39,651	–		39,651
Other assets, net	33,453	(1,105)	(b)	32,348
Total other assets	95,405	26,895		122,300
Total assets	$661,681	$(6,118)		$655,563

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
Current maturities of long–term debt	$4,157	$–		$4,157
Accounts payable	30,123	–		30,123
Accrued payroll and related expenses	20,585	–		20,585
Income taxes payable	8,348	–		8,348
Accrued interest payable	14,394	–		14,394
Self–insurance reserves	16,305	–		16,305
Other current liabilities	24,057	(487)	(b)	23,570
Liabilities related to assets held for sale	4,012	(4,012)	(b)	–
Total current liabilities	121,981	(4,499)		117,482

Long–term debt, net of current maturities	336,320	–		336,320
Other long–term liabilities	19,713	–		19,713

Stockholders' equity
Preferred stock	–	–		–
Common stock	11	–		11
Additional paid–in capital	225,075	–		225,075
Accumulated deficit	(41,419)	(1,619)	(d)	(43,038)
Total stockholders' equity	183,667	(1,619)		182,048
Total liabilities and stockholders' equity	$661,681	$(6,118)		$655,563

See accompanying Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

TRUMP ENTERTAINMENT RESORTS, INC. UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (In thousands, except share and per share data)

	Reorganized Company
	Historical Three Months Ended March 31,2011	Pro Forma Adjustments (a)	Pro Forma Three Months Ended March 31,2011
Revenues:
Gaming	$116,796	$–	$116,796
Rooms	15,429	–	15,429
Food and beverage	14,439	–	14,439
Other	6,551	–	6,551
	153,215	–	153,215
Less promotional allowances	(39,490)	–	(39,490)
Net revenues	113,725	–	113,725

Costs and expenses:
Gaming	55,736	–	55,736
Rooms	3,577	–	3,577
Food and beverage	7,722	–	7,722
General and administrative	41,842	–	41,842
Corporate and other	2,545	–	2,545
Corporate – related party	98	–	98
Depreciation and amortization	8,239	–	8,239
	119,759	–	119,759
Loss from operations	(6,034)	–	(6,034)

Non–operating income (expense):
Interest income	471	–	471
Interest expense	(11,297)	–	(11,297)
Income related to deed amendment	5,465	–	5,465
	(5,361)	–	(5,361)

Loss before income taxes	(11,395)	–	(11,395)
Income tax benefit	–	–	–
Loss from continuing operations	$(11,395)	$–	$(11,395)

Loss per share – basic and diluted:
Loss from continuing operations	$(1.06)	$–	$(1.06)

Weighted average shares outstanding - basic and diluted:	10,767,858		10,767,858

See accompanying Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

TRUMP ENTERTAINMENT RESORTS, INC. UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (dollars in thousands, except share and per share data)

	Reorganized Company
	Historical July 16, 2010 Through December 31,2010	Pro Forma Adjustments (a)	Pro Forma July 16, 2010 Through December 31, 2010
Revenues:
Gaming	$324,772	$(66,496)	$258,276
Rooms	45,378	(7,527)	37,851
Food and beverage	46,775	(9,294)	37,481
Other	21,401	(4,379)	17,022
	438,326	(87,696)	350,630
Less promotional allowances	(118,123)	23,864	(94,259)
Net revenues	320,203	(63,832)	256,371

Costs and expenses:
Gaming	172,758	(38,883)	133,875
Rooms	10,535	(2,012)	8,523
Food and beverage	24,057	(4,874)	19,183
General and administrative	117,955	(26,044)	91,911
Corporate and development	10,888	–	10,888
Corporate – related party	37	–	37
Depreciation and amortization	16,954	(2,287)	14,667
	353,184	(74,100)	279,084
Loss from operations	(32,981)	10,268	(22,713)

Non–operating income (expense):
Interest income	791	(74)	717
Interest expense	(21,078)	–	(21,078)
Income related to termination of Original Marina Agreement	2,020	–	2,020
Income related to non–competition agreement	25,000	–	25,000
	6,733	(74)	6,659
Loss before income taxes	(26,248)	10,194	(16,054)
Income tax provision	–	–	–
Loss from continuing operations	$(26,248)	$10,194	$(16,054)

Loss per share – basic and diluted:
Loss from continuing operations	$(2.45)	$0.95	$(1.50)

Weighted average shares outstanding – basic and diluted:	10,728,636	10,728,636	10,728,636

See accompanying Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

TRUMP ENTERTAINMENT RESORTS, INC. UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (dollars in thousands, except share and per share data)

	Predecessor Company
	Historical January 1, 2010 Through July 15, 2010	Pro Forma Adjustments (a)	Pro Forma January 1, 2010 Through July 15, 2010
Revenues:
Gaming	$393,206	$(79,480)	$313,726
Rooms	49,382	(8,115)	41,267
Food and beverage	50,583	(9,791)	40,792
Other	20,520	(4,127)	16,393
	513,691	(101,513)	412,178
Less promotional allowances	(123,324)	25,216	(98,108)
Net revenues	390,367	(76,297)	314,070

Costs and expenses:
Gaming	203,450	(45,790)	157,660
Rooms	11,243	(2,248)	8,995
Food and beverage	27,117	(5,117)	22,000
General and administrative	142,398	(31,465)	110,933
Corporate and development	8,291	–	8,291
Corporate – related party	1,128	–	1,128
Depreciation and amortization	24,563	(1,449)	23,114
	418,190	(86,069)	332,121
Loss from operations	(27,823)	9,772	(18,051)

Net gain on reorganization related items and fresh start adjustments	741,552	(1,411)	740,141

Non–operating income (expense):
Interest income	594	(82)	512
Interest expense	(23,784)	–	(23,784)
	(23,190)	(82)	(23,272)
Income before income taxes	690,539	8,279	698,818
Income tax provision	–	–	–
Income from continuing operations	690,539	8,279	698,818
Less: Loss from continuing operations attributable to the noncontrolling interest	(23,489)	332	(23,157)
Income from continuing operations attributable to Trump Entertainment Resorts, Inc.	$714,028	$7,947	$721,975
common shareholders

Earnings per share:
Income from continuing operations – basic	$22.83	$0.25	$23.09
Income from continuing operations – diluted	$16.99	$0.20	$17.19

Weighted average shares outstanding – basic:	31,270,345	31,270,345	31,270,345
Weighted average shares outstanding – diluted:	40,647,829	40,647,829	40,647,829

See accompanying Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

TRUMP ENTERTAINMENT RESORTS, INC. UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (dollars in thousands, except share and per share data)

	Predecessor Company
	Historical Year Ended December 31, 2009	Pro Forma Adjustments (a)	Pro Forma Year Ended December 31, 2009
Revenues:
Gaming	$801,397	$(160,535)	$640,862
Rooms	93,299	(16,699)	76,600
Food and beverage	99,364	(19,336)	80,028
Other	42,893	(8,786)	34,107
	1,036,953	(205,356)	831,597
Less promotional allowances	(244,804)	49,569	(195,235)
Net revenues	792,149	(155,787)	636,362

Costs and expenses:
Gaming	406,179	(87,579)	318,600
Rooms	20,287	(4,090)	16,197
Food and beverage	51,650	(10,755)	40,895
General and administrative	241,957	(54,641)	187,316
Corporate and development	16,488	–	16,488
Corporate – related party	2,206	–	2,206
Depreciation and amortization	52,137	(1,674)	50,463
Intangible and other asset impairment charges	556,733	(205,174)	351,559
	1,347,637	(363,913)	983,724
Loss from operations	(555,488)	208,126	(347,362)

Net loss on reorganization related items	(37,518)	–	(37,518)

Non–operating income (expense):
Interest income	1,558	(232)	1,326
Interest expense	(131,900)	–	(131,900)
Income related to termination of Original Marina Agreement	15,196	(15,196)	–
	(115,146)	(15,428)	(130,574)
Loss before income taxes	(708,152)	192,698	(515,454)
Income tax provision	8,324	–	8,324
Loss from continuing operations	(699,828)	192,698	(507,130)
Less: Loss from continuing operations attributable to the noncontrolling interest	(165,890)	45,284	(120,606)
Loss from continuing operations attributable to Trump Entertainment Resorts, Inc. common shareholders	$(533,938)	$147,414	$(386,524)

Loss per share – basic and diluted:
Loss from continuing operations	$(16.85)	$4.65	$(12.20)

Weighted average shares outstanding – basic and diluted:	31,691,463	31,691,463	31,691,463

See accompanying Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

TRUMP ENTERTAINMENT RESORTS, INC. UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (dollars in thousands, except share and per share data)

	Predecessor Company
	Historical Year Ended December 31, 2008	Pro Forma Adjustments (a)	Pro Forma Year Ended December 31, 2008
Revenues:
Gaming	$936,761	$(201,292)	$735,469
Rooms	87,336	(19,203)	68,133
Food and beverage	111,857	(24,643)	87,214
Other	44,251	(12,292)	31,959
	1,180,205	(257,430)	922,775
Less promotional allowances	(272,197)	62,875	(209,322)
Net revenues	908,008	(194,555)	713,453

Costs and expenses:
Gaming	454,027	(107,428)	346,599
Rooms	18,789	(4,253)	14,536
Food and beverage	53,851	(12,269)	41,582
General and administrative	260,021	(62,231)	197,790
Corporate and development	24,358	(5,276)	19,082
Corporate – related party	2,618	–	2,618
Depreciation and amortization	63,024	(6,734)	56,290
Intangible and other asset impairment charges	207,687	(65,943)	141,744
	1,084,375	(264,134)	820,241
Loss from operations	(176,367)	69,579	(106,788)

Net loss on reorganization related items	(1,443)	–	(1,443)

Non–operating income (expense):
Interest income	4,565	(543)	4,022
Interest expense	(132,516)	–	(132,516)
	(127,951)	(543)	(128,494)
Loss before income taxes	(305,761)	69,036	(236,725)
Income tax provision	12,510	(6,221)	6,289
Loss from continuing operations	(293,251)	62,815	(230,436)
Less: Loss from continuing operations attributable to the noncontrolling interest	(59,732)	15,290	(44,442)
Loss from continuing operations attributable to Trump Entertainment Resorts, Inc. common shareholders	$(233,519)	$47,525	$(185,994)

Loss per share – basic and diluted:	$(7.37)	$1.50	$(5.87)
Loss from continuing operations

Weighted average shares outstanding – basic and diluted:	31,674,980	31,674,980	31,674,980

See accompanying Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

TRUMP ENTERTAINMENT RESORTS, INC.
NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(dollars in thousands)

1.	Basis of Presentation

The unaudited pro forma condensed consolidated financial statements of the Company include adjustments to the Company’s historical financial statements to reflect the consummation of the previously announced sale of the Trump Marina Hotel and Casino (the "Property") pursuant to the Asset Purchase Agreement dated as of February 11, 2011 (the “Asset Purchase Agreement”) with Golden Nugget Atlantic City, LLC (“Golden Nugget AC”) and its affiliate Landry’s Restaurants, Inc. (“Landry’s”).

The historical financial information of the Company has been derived from the historical audited and unaudited consolidated financial statements of the Company included in its Annual Report on Form10–K for the fiscal year ended December 31, 2010 and its Quarterly Report on Form10–Q for the quarterly period ended March 31, 2011. The unaudited pro forma condensed consolidated balance sheet was prepared as if the disposition of the Property occurred on March 31, 2011. The unaudited pro forma condensed consolidated statements of operations for the three months ended March 31, 2011, the period from July 16, 2010 through December 31, 2010, the period from January 1, 2010 through July 15, 2010 and the fiscal years ended December 31, 2009 and 2008 were prepared as if the disposition of the Property occurred at the beginning of each respective period.  The unaudited pro forma condensed consolidated financial statements are based upon available information and assumptions that the Company believes are reasonable.

The unaudited pro forma condensed consolidated financial information presented does not purport to represent what the financial position or results of operations of the Company would have been had the transaction occurred on the dates noted above, or to project the results of operations or financial position of the Company for any future periods.  In the opinion of management, all necessary adjustments to the unaudited pro forma financial information have been made.

The unaudited pro forma consolidated financial information should be read in conjunction with Management’s Discussion and Analysis of Financial Condition and Results of Operations and the historical financial statements and related notes thereto of the Company included in its Annual Report on Form10–K for the fiscal year ended December 31, 2010 and its Quarterly Report on Form10–Q for the quarterly period ended March 31, 2011.

2.	Adjustments to Unaudited Pro Forma Condensed Consolidated Balance Sheet

(a)
Represents the estimated cash proceeds from the transaction less amounts required to be used to repay indebtedness under the Company’s Amended and Restated Credit Agreement, as if the transaction had occurred on March 31, 2011.

(b)	Represents the assets acquired and liabilities assumed under the terms of the Asset Purchase Agreement, as if the transaction had occurred on March 31, 2011.

(c)
The addition to restricted cash represents the portion of the estimated cash proceeds required to be used to pay down indebtedness under the Amended and Restated Credit Agreement, as if the transaction had occurred on March 31, 2011.

(d)	This amount represents the estimated loss on the sale of the Property under the Asset Purchase Agreement had the transaction occurred on March 31, 2011.

3.	Adjustments to Unaudited Pro Forma Condensed Consolidated Statements of Operations

(a)
As a result of the execution of the Asset Purchase Agreement on February 11, 2011, the operations of Trump Marina were presented as a discontinued operation in the Company’s historical statement of operations for the three months ended March 31, 2011.  Therefore, no pro forma adjustments for that period have been presented.  Pro forma adjustments to the condensed consolidated statements of operations for the period from July 16, 2010 through December 31, 2010, the period from January 1, 2010 through July 15, 2010 and the years ended December 31, 2009 and 2008 represent the results of operations of Trump Marina for the periods presented.